Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT is entered into as of September 26, 2014 among COLUMBIA SPORTSWEAR COMPANY, an Oregon corporation (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION as Administrative Agent and as a Lender, and BANK OF AMERICA, N.A., as a Lender.

RECITALS

Borrower, Administrative Agent and Lenders are parties to that certain Credit Agreement dated June 15, 2010 (as previously amended, the “Credit Agreement”) and desire to amend the Credit Agreement in the manner set forth below. All capitalized terms used herein and not otherwise defined herein shall have the meaning attributed to them in the Credit Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrower, Administrative Agent and Lenders hereby agree as follows:

1. Section 1.1. The defined term “Maturity Date” in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

“Maturity Date” means July 1, 2019.

2. Amendment of Section 8.2. Section 8.2 of the Credit Agreement is amended and replaced in its entirety to read as follows:

8.2 FUNDED DEBT RATIO

Borrower shall maintain as of the last day of each fiscal quarter a Funded Debt Ratio (as defined in Schedule II) of not greater than 3.50:1.00.

3. New Section 8.4. The following new Section 8.4 is added to the Credit Agreement:

8.4 FIXED CHARGE COVERAGE RATIO

Borrower shall maintain a Fixed Charge Coverage Ratio not less than 1.5 to 1.0 as of each fiscal quarter end, determined on a rolling 4-quarter basis, with “Fixed Charge Coverage Ratio” defined as the aggregate of net profit after taxes plus depreciation expense, amortization expense, interest expense, cash capital contributions and increases in subordinated debt minus dividends, distributions and decreases in subordinated debt, divided by the aggregate, for such prior 4-quarter period, of current maturities of long-term debt, capitalized lease payments and interest expense.

4. Ratification. Except as otherwise provided in this Fifth Amendment, all of the provisions of the Credit Agreement are hereby ratified and confirmed and shall remain in full force and effect.

5. One Agreement. The Credit Agreement, as modified by the provisions of this Fifth Amendment, shall be construed as one agreement.

6. Effective Date. This Fifth Amendment shall be effective as of the date first written above upon the execution and delivery by the parties of this Fifth Amendment and the Guarantor’s execution and delivery of the Consent and Acknowledgement set forth below.

7. Counterparts. This Fifth Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Fifth Amendment by fax or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Fifth Amendment.

[Signature Page Follows]

IN WITNESS WHEREOF, this Fifth Amendment to Credit Agreement has been duly executed and delivered as of the date first written above.

BORROWER:	COLUMBIA SPORTSWEAR COMPANY

	By: Title:	/s/ Thomas B. Cusick Senior Vice President of Finance and Chief Financial Officer

ADMINISTRATIVE AGENT and LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ James L. Franzen James L. Franzen, Senior Vice President

LENDER:	BANK OF AMERICA, N.A.

	By:	/s/ Margaret M. Willer Margaret M. Willer, Senior Vice President

CONSENT AND ACKNOWLEDGMENT OF GUARANTOR

Columbia Sportswear USA Corporation hereby (a) acknowledges receipt of a copy of the foregoing Fifth Amendment to Credit Agreement and consents to the modification of the Credit Agreement contained therein, (b) reaffirms its obligations and waivers under its Continuing Guaranty dated as of June 15, 2010 and (c) acknowledges that its obligations under its Continuing Guaranty are legal, valid and binding obligations enforceable in accordance with their terms and that it has no defense, offset, claim or counterclaim with respect to any of its obligations thereunder.

IN WITNESS WHEREOF, Columbia Sportswear USA Corporation has duly executed and delivered this Consent and Acknowledgment as of September 26, 2014.

GUARANTOR:	COLUMBIA SPORTSWEAR USA CORPORATION

	By:	/s/ Thomas B. Cusick
	Title:	Senior Vice President of Finance and Chief Financial Officer